UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2025

Terra Innovatum Global N.V.

(Exact name of registrant as specified in its charter)

Netherlands	001-42901	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Via della Chiesa XXXII, 759 Lucca, Italy	55100
(Address of principal executive offices)	(Zip Code)

+39 0583 55797

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value EUR 0.01 per share	NKLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “PubCo,” “Terra” and the “Company” refer to Terra Innovatum Global N.V., a public limited liability company organized under Dutch law and its consolidated subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “GSR III” refer to GSR III Acquisition Corp., a Cayman Islands exempted company, prior to the Closing and a wholly-owned subsidiary of Terra following Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) in the section entitled “Frequently Used Terms” beginning on page 3 thereof, and such definitions are incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

Business Combination

As disclosed under the sections entitled “The Business Combination Proposal” beginning on page 247 of the proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) by GSR III on September 16, 2025, Terra Innovatum s.r.l., an Italian limited liability company (“Terra OpCo”) entered into a business combination agreement (as amended, the “Business Combination Agreement”), dated April 21, 2025, with GSR III. Pursuant to several transactions contemplated under the Business Combination Agreement, Terra OpCo caused to be formed Terra Innovatum Global s.r.l., an Italian limited liability company (Italian Società a responsabilità limitata) with the same quotaholders in the same ownership percentages as Terra Opco, (“New TopCo”); New TopCo converted into a limited liability company organized under Dutch law, referred to herein as “Terra”; GSR III was merged with and into GSR III Cayman Merger Sub ( a wholly-owned subsidiary of Terra), with GSR III surviving the merger as a wholly owned subsidiary of Terra (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”).

As previously reported on the Current Report on Form 8-K filed with the SEC on October 14, 2025, GSR III held an extraordinary general meeting of shareholders on October 7, 2025 (the “Special Meeting”), at which GSR III shareholders considered and adopted, among other matters, a proposal to approve the Business Combination, including (a) adopting the Business Combination Agreement and (b) approving the other transactions contemplated by the Business Combination Agreement and related agreements described in the Proxy Statement/Prospectus.

Pursuant to the terms and subject to the conditions set forth in the Business Combination Agreement, following the Special Meeting, on October 9, 2025 (the “Closing Date”), the Business Combination was consummated (the “Closing”).

Item 2.01 of this Report discusses the consummation of the Business Combination and the entry into agreements relating thereto and is incorporated herein by reference.

Registration Rights Agreement

On October 9, 2025, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, GSR III Sponsor LLC, prior independent directors of GSR III, members of management of Terra and certain other investors entered into a registration rights agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 128 titled “Ancillary Agreements – Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.1 to this Report and is incorporated herein by reference.

PIPE Agreements

As previously announced, on September 23, 2025, GSR III entered into Subscription Agreements (the “PIPE Subscription Agreement”) with certain accredited investors (the “Subscribers”), pursuant to which GSR III agreed to issue and sell, in a private placement (the “PIPE Financing”), 3,184,000 of its ordinary shares (the “PIPE Shares”), warrants to purchase up to 1,592,000 ordinary shares of GSR III at $12.00 per share (the “Half Warrants”) and warrants to purchase up to 796,000 ordinary shares of GSR III at $16.00 per share (the “Quarter Warrants”, and together with the Half Warrants, the “PIPE Warrants”), for an aggregate total of approximately $31.8 million.

Subsequent to September 23, 2025, GSR III entered into PIPE Subscription Agreements for an additional 499,500 PIPE Shares, Half Warrants to purchase up to 249,750 ordinary shares, and Quarter Warrants to purchase up to 124,875 ordinary shares, for an aggregate total of approximately $4.99 million.

The PIPE Warrants, issued in connection with closing of the PIPE Financing, are exercisable immediately upon issuance and have a term of five years from the date of issuance. The PIPE Shares and PIPE Warrants, as well as the ordinary shares issuable upon exercise of the PIPE Warrants, are subject to registration rights as described therein. Such description of the PIPE Subscription Agreement and the PIPE Warrants are qualified in their entirety by the text of the PIPE Subscription Agreement and PIPE Warrants, which are included as Exhibits 10.4, 4.1 and 4.2, respectively, and are incorporated herein by reference.

On October 9, 2025, Terra entered into an assumption and assignment agreement with GSR III (the “Assignment Agreement”), pursuant to which Terra assumed all rights and obligations of GSR III under the PIPE Subscription Agreement and PIPE Warrants. Such description is qualified in its entirety by the text of the Assignment Agreement, which is included as Exhibit 10.5 to this Report and is incorporated herein by reference.

The PIPE Shares and the PIPE Warrants issued and sold in the PIPE Investment have not been registered under the Securities Act of 1933 (the “Securities Act”) and have been issued in reliance on the availability of an exemption from such registration.

Bridge Loans

As disclosed in the Proxy Statement/Prospectus, between May 2025 and August 2025, Terra Innovatum entered into convertible bridge loans for gross cash proceeds of $5.0 million (the “Bridge Loans”). The Bridge Loans bear interest at the rate of 15.00% per annum, payable in kind (“PIK”) calculated on the outstanding principal balance. On the Closing, the principal and accrued interest on the Bridge Loans converted into 752,326 ordinary shares of the Company (“Ordinary Shares” or “PubCo Ordinary Shares”), in the aggregate, at a conversion price of $7.00 per share. Additionally, in connection with the Bridge Loans, as amended in August 2025, Terra Innovatum committed to issue to the Bridge Loan Lenders following the business combination (i) warrants to purchase at an exercise price of $11.50 per share the number of Ordinary Shares equal to 100% of the number of Ordinary Shares into which the applicable Bridge Loan will convert into at Closing and (ii) warrants to purchase at an exercise price of $15.00 per share the number of Ordinary Shares equal to 100% of the number of Ordinary Shares into which the applicable Bridge Loan will convert into at Closing (the “Bridge Warrants”). The Bridge Warrants have an exercise period of 36 months from the Closing.

In August 2025 and September 2025, for certain lenders (“the lenders”), Terra Innovatum amended the terms of their outstanding Bridge Loan agreements including the terms of the associated warrant commitments. For the existing warrant commitments having an exercise price of $11.50 per share, the amendments increased the number of shares underlying such warrants to equal 100% of the shares issuable upon conversion of the Bridge Loans, and shortened the exercise period of warrants held by certain lenders from 48 months to 36 months. Additionally, Terra Innovatum added a commitment to issue to the lenders new warrants having a number of underlying common shares equal to 100% of the shares issuable upon conversion of the Bridge Loans and an exercise price of $15.00 per share.

In September 2025 Terra Innovatum entered into additional Bridge Loans for additional aggregate proceeds of $690,000 having comparable terms as the original Bridge Loans, as amended, including with respect to warrant coverage and terms of the Bridge Warrants for the additional Bridge Loans. On the Closing, the principal and accrued interest on the additional Bridge Loans converted into 99,157 Ordinary Shares, in the aggregate, at a conversion price of $7.00 per share.

The description of the Bridge Warrants is qualified in its entirety by the text of the Bridge Warrants, a form of which is included as Exhibit 4.3, and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. In addition, the material terms of the Business Combination are described in greater detail in the Proxy Statement/Prospectus in the section titled “Proposal No. 1—The Business Combination Proposal” beginning on page 247 thereof, which is incorporated herein by reference.

On October 7, 2025, GSR III held the Special Meeting, at which the GSR III shareholders considered and adopted, among other matters, a proposal to approve the Business Combination. The Business Combination was consummated on October 9, 2025.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K provides that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as GSR III was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report includes statements that express Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report (including in information that is incorporated by reference into this Report) and include statements regarding Terra’s intentions, beliefs or current expectations concerning, among other things, the results of operations, financial condition, liquidity, prospects, growth, and strategies of Terra and the markets in which Terra operates. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting Terra. Factors that may impact such forward-looking statements include:

●	the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, and identify and realize additional opportunities;

●	the risk of downturns and the possibility of rapid change in the highly competitive industry in which Terra operates;

●	the risk that Terra and its current and future collaborators are unable to successfully develop and commercialize Terra’s products or services, or experience significant delays in doing so;

●	the risk that Terra may never achieve or sustain profitability;

●	the risk that Terra will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all;

●	the risk that Terra experiences difficulties in managing its growth and expanding operations;

●	the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations;

●	the risk of product liability or regulatory lawsuits or proceedings relating to Terra’s products and services;

●	the risk that Terra is unable to secure or protect its intellectual property;

●	the risk that Terra will not be able to maintain the listing of its securities on Nasdaq;

●	the price of Terra’s securities may be volatile due to a variety of factors, including changes in the competitive industries in which Terra plans to operate, variations in performance across competitors, changes in laws and regulations affecting Terra’s business and changes in the combined capital structure; and

●	other factors detailed under the section titled “Risk Factors” beginning on page 23 of the Proxy Statement/Prospectus and incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by Terra from time to time with the SEC. The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on Terra. There can be no assurance that future developments affecting Terra will be those that Terra has anticipated. Terra undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

Terra’s business is described in the Proxy Statement/Prospectus in the section titled “Business of Terra Innovatum” beginning on page 154, which is incorporated herein by reference.

Risk Factors

The risks associated with Terra’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 23 and are incorporated herein by reference. A summary of the risks associated with Terra’s business is also included beginning on page 18 of the Proxy Statement/Prospectus under the heading “Summary Risk Factors” and are incorporated herein by reference.

Financial Information

The audited financial statements of GSR III as of December 31, 2024 and 2023 and for the year ended December 31, 2024 and for the period from May 10, 2023 (inception) through December 31, 2023 are included in the Proxy Statement/Prospectus beginning on page F-19, which are incorporated herein by reference.

The audited financial statements of Terra Opco as of December 31, 2024 and 2023 and for the years ended December 31, 2024 and 2023 are included in the Proxy Statement/Prospectus beginning on page F-37, which are incorporated herein by reference.

The audited financial statements of New TopCo as of April 29, 2025 and for the period beginning April 29, 2025 (inception) and ended April 29, 2025, are included in the Proxy Statement/Prospectus beginning on page F-68, which are incorporated herein by reference.

The unaudited financial statements of GSR III as of June 30, 2025 and for the periods ended June 30, 2025 and 2024 are included in the Proxy Statement/Prospectus beginning on page F-2, which are incorporated herein by reference.

The unaudited consolidated financial statements of New TopCo as of June 30, 2025 and for the periods ended June 30, 2025 and 2024 are included in the Proxy Statement/Prospectus beginning on page F-51, which are incorporated herein by reference.

The unaudited pro forma condensed combined financial information of New TopCo and GSR III as of and for the six months ended June 30, 2025 and for the year ended December 31, 2024 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of NewTopco for the years ended December 31, 2024 and 2023 and the six months ended June 30, 2025 and 2024 are included in the Proxy Statement/Prospectus beginning on page 165, which are incorporated herein by reference.

Management’s discussion and analysis of the financial condition and results of operation of GSR III for the years ended December 31, 2024 and 2023 and the six months ended June 30, 2025 and 2024 are included in the Proxy Statement/Prospectus beginning on page 205, which are incorporated herein by reference

Properties

The Company’s headquarters is located in Lucca, Italy. Its workplace is described in the Proxy Statement/Prospectus in the section titled “Information About Terra Innovatum –Human Capital” on page 164 and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us regarding the beneficial ownership of our Ordinary Shares immediately following consummation of the Transactions by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of our Ordinary Shares;

●	each of our named executive officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares.

The beneficial ownership of our Common Stock is based on (i) 70,300,948 ordinary shares issued and outstanding immediately following consummation of the Transactions, (ii) 1,000,000 PubCo Ordinary Shares potentially issuable to PAC upon the exercise of a warrant issued upon the Closing of the Business Combination, (iii) 1,702,966 PubCo Ordinary Shares potentially issuable upon the exercise of warrants issued upon the Closing of the Business Combination to certain Bridge Loan lenders, and (iv) 2,762,625 PubCo Ordinary Shares potentially issuable to the PIPE Financing subscribers upon the exercise of the PIPE Warrants issued upon the Closing of the Business Combination. All such warrants are exercisable within 60 days of the Closing.

Beneficial Ownership Table

	Actual Redemptions(1)
Name and Address of Beneficial Owner(13)	Number of PubCo Ordinary Shares	% of PubCo Ordinary Shares
Directors and Executive Officers of PubCo
Alessandro Petruzzi(2)(12)	25,840,000	34.1%
Cesare Frepoli(3)	12,920,000	17.1%
Marco Cherubini(4)(12)	25,840,000	34.1%
Massimo Morichi(5)	4,275,000	5.6%
Guillaume Moyen(6)	237,500	*
Giordano Morichi(7)	3,800,000	5.0%
Rex S. Jackson	-	0.0%
Martha J. Crawford	-	0.0%
Katherine Williams	-	0.0%
Michael Howard	-	0.0%
Peter Hastings	-	0.0%
All PubCo directors and executive officers as a group (eleven individuals)	47,072,500	61.8%
5% Holders of PubCo Ordinary Shares
GSR III Sponsor LLC(8)	5,934,346	7.8%
NINENG S.R.L.(12)	25,840,000	34.1%
Gus Garcia(8)(9)	5,956,012	7.9%
Lewis Silberman(8)(10)	5,951,608	7.9%
Anantha Ramamurti(8)(11)	5,951,560	7.9%
Cesare Frepoli(3)	12,920,000	17.1%
Massimo Morichi(5)	4,275,000	5.6%
Giordano Morichi(7)	3,800,000	5.0%

*	Less than one percent.

(1)	The Post-Business Combination percentage of beneficial ownership is calculated based on an aggregate of 75,766,539 PubCo Ordinary Shares which includes (i) 70,300,948 PubCo Ordinary Shares issued and outstanding on the Closing Date. This amount includes 8,524,394 GSR III Class A ordinary shares that were subject to possible redemption which GSR III public shareholders elected not to redeem in connection with the Business Combination, (ii) 1,000,000 PubCo Ordinary Shares potentially issuable to Moonshot’s partners upon the exercise of a warrant issued upon the Closing of the Business Combination, (iii) 1,702,966 PubCo Ordinary Shares potentially issuable upon the exercise of warrants issued upon the Closing of the Business Combination to certain Bridge Loan lenders, and (iv) 2,762,625 PubCo Ordinary Shares potentially issuable to the PIPE Financing subscribers upon the exercise of the PIPE Warrants issued upon the Closing of the Business Combination. All such warrants are exercisable within 60 days of the Closing.

(2)	Includes 25,840,000 PubCo Ordinary Shares held by NINENG S.R.L., a holding company, which is beneficially owned 50% by Alessandro Petruzzi and 50% by Marco Cherubini.

(3)	Includes 12,920,000 PubCo Ordinary Shares held by Cesare Frepoli upon the Closing.

(4)	Includes 25,840,000 PubCo Ordinary Shares held by NINENG S.R.L., a holding company upon Closing, which is beneficially owned 50% by Alessandro Petruzzi and 50% by Marco Cherubini.

(5)	Includes 4,275,000 PubCo Ordinary Shares held by Massimo Morichi upon the Closing.

(6)	Includes 237,500 PubCo Ordinary Shares held by Guillaume Moyen upon the Closing.

(7)	Includes 3,800,000 PubCo Ordinary Shares held by Giordano Morichi upon the Closing.

(8)	GSR III Sponsor LLC is the record holder of the PubCo Ordinary Shares reported herein consisting of the following GSR III Ordinary Shares which were exchanged on a one-for-one basis for PubCo Ordinary Shares on the Closing Date: (i) 5,495,000 GSR III Class B Ordinary Shares, including 549,500 Vesting Sponsor Shares, subject to the vesting conditions pursuant to the Business Combination Agreement as the Sponsor will retain voting power with respect to the Vesting Sponsor Shares, (ii) 384,428 GSR III Class A Ordinary Shares, and (iii) 54,918 Private Placement Rights. Gus Garcia, Lewis Silberman, and Anantha Ramamurti are the managers of the Sponsor, who by virtue of their control may be deemed to share beneficial ownership of the shares held by the Sponsor. Each of Mr. Garcia, Silberman, and Ramamurti disclaims beneficial ownership of the shares held by the Sponsor except of any pecuniary interest therein. The foregoing does not include the immediate distribution of all PubCo Ordinary Shares held by Sponsor to certain third parties and affiliates concurrently with the Closing. The address for GSR III Sponsor LLC is 5900 Balcones Drive, Suite 100, Austin, Texas 78731.

(9)	Includes (i) 5,934,346 PubCo Ordinary Shares held by the Sponsor upon the Closing, of which Gus Garcia may be deemed to share beneficial ownership of the shares held by the Sponsor, (ii) 7,222 PubCo Ordinary Shares underlying the conversion of the Bridge Loans upon the Closing, and (iii) 14,444 PubCo Ordinary shares underlying the warrants in connection with the Bridge Loans which become exercisable for PubCo Ordinary shares upon the Closing. The foregoing does not include the immediate distribution of all PubCo Ordinary Shares held by Sponsor to certain third parties and affiliates concurrently with the Closing.

(10)	Includes (i) 5,934,346 PubCo Ordinary Shares held by the Sponsor upon the Closing, of which Lewis Silberman may be deemed to share beneficial ownership of the shares held by the Sponsor, (ii) 5,754 PubCo Ordinary Shares underlying the conversion of the Bridge Loans upon the Closing, and (iii) 11,508 PubCo Ordinary shares underlying the warrants in connection with the Bridge Loans which become exercisable for PubCo Ordinary shares upon the Closing. The foregoing does not include the immediate distribution of all PubCo Ordinary Shares held by Sponsor to certain third parties and affiliates concurrently with the Closing.

(11)	Includes (i) 5,934,346 PubCo Ordinary Shares held by the Sponsor upon the Closing, of which Anantha Ramamurti may be deemed to share beneficial ownership of the shares held by the Sponsor, (ii) 5,738 PubCo Ordinary Shares underlying the conversion of the Bridge Loans upon the Closing, and (iii) 11,476 PubCo Ordinary shares underlying the warrants in connection with the Bridge Loans which become exercisable for PubCo Ordinary shares upon the Closing. The foregoing does not include the immediate distribution of all PubCo Ordinary Shares held by Sponsor to certain third parties and affiliates concurrently with the Closing.

(12)	NINENG S.R.L., is the record holder of the PubCo Ordinary Shares reported herein. Alessandro Petruzzi and Marco Cherubini are the sole members and managers of NINENG S.R.L., and share voting and dispositive power over the Ordinary Shares. The address for NINENG S.R.L., is Lucca (LU), via di Poggio 34 CAP 55100.

(13)	Unless otherwise noted, the business address of each of the following entities or individuals is Via della Chiesa XXXII, 759 Lucca, Italy.

Management of the Company

Director Independence

Terra’s independent directors are described in the Proxy Statement/Prospectus in the section titled “Board Of Directors And Senior Management Of Pubco After The Business Combination-Independence of the Board of Directors” beginning on page 187 and that information is incorporated herein by reference.

The Board committees to which each director of Terra has been appointed is described in a Prospectus Supplement to the Proxy Statement/Prospectus, filed with the SEC on October 2, 2025, in the section titled “Additional Supplementary Information – Committees of the Board of Directors” on page 32 and that information is incorporated herein by reference.

Committees of the Board

The Combined Company’s Board has three standing committees: Audit Committee, Compensation Committee and a Nominating/Corporate Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each committee operates under a charter that was approved by the Board. The Board may from time to time establish other committees.

Audit Committee

Our Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act and consists of Rex Jackson, Michael Howard, and Martha Crawford, each of whom is a non-executive director of PubCo’s board of directors and an independent director as well as “financially literate” as defined under the Nasdaq listing standards. Rex Jackson serves as chairperson of the Audit Committee, who also qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

The purpose of the Audit Committee is to prepare the audit committee report required by the SEC to be included in PubCo’s proxy statement and to assist the PubCo board of directors to (A) oversee: (i) accounting and financial reporting processes and the audits of the financial statements of PubCo; (ii) the integrity of PubCo’s financial statements; (iii) PubCo’s processes relating to risk management and the conduct and systems of internal control over financial reporting and disclosure controls and procedures; (iv) the qualifications, engagement, compensation, independence and performance of PubCo’s independent auditor, and the auditor’s conduct of the annual audit of the PubCo’s financial statements and any other services provided to PubCo; and (v) the performance of PubCo’s internal audit function, if any; and (B) produce the annual report of the Audit Committee required by the rules of the SEC.

The Audit Committee operates pursuant to a written charter for the Audit Committee which is available on PubCo’s website, a copy of which is also attached hereto as Exhibit 99.3 and incorporated herein by reference.

Compensation Committee

Our Compensation Committee consists of Michael Howard and Peter Hastings, each of whom is a non-executive director of PubCo’s board of directors and an independent director under Nasdaq’s listing standards. Michael Howard serves as the chairperson of the Compensation Committee.

The purpose of the Compensation Committee is to assist the PubCo board of directors to (A) carry out the PubCo board of directors’ overall responsibility relating to organizational strength and executive compensation; (B) assist the PubCo board of directors in overseeing PubCo’s employee compensation policies and practices, including (i) determining and approving the compensation of PubCo’s Chief Executive Officer (“CEO”) and PubCo’s other executive officers, and (ii) reviewing and approving incentive compensation and equity compensation policies and programs, and exercising discretion in the administration of such programs; and (C) produce the annual report of the Compensation Committee required by the rules of the SEC.

The Compensation Committee operates pursuant to a written charter for the Compensation Committee which is available on PubCo’s website, a copy of which is also attached hereto as Exhibit 99.4 and incorporated herein by reference.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Peter Hastings, Michael Howard, and Katherine Williams, each of whom is a non-executive director of PubCo’s board of directors and an independent director under Nasdaq’s listing standards. Peter Hastings serves as the chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on PubCo’s board of directors.

The purpose of the Nominating and Corporate Governance Committee is to assist the PubCo board of directors to (i) identify and screen individuals qualified to serve as directors and recommend to the PubCo board of directors candidates for nomination for election at the annual meeting of shareholders or to fill PubCo board of directors vacancies; (ii) develop, recommend to the PubCo board of directors and review PubCo’s Corporate Governance Guidelines; (iii) coordinate and oversee self-evaluations of the PubCo board of directors, its committees, individual directors and management in the governance of PubCo; (iv) review and approve, if appropriate, any related person transactions and other potential significant conflicts of interest; and (v) review on a regular basis the overall corporate governance of PubCo and recommend improvements for approval by the PubCo board of directors where appropriate.

The Nominating and Corporate Governance Committee operates pursuant to a written charter for the Nominating and Corporate Governance Committee which is available on PubCo’s website, a copy of which is also attached hereto as Exhibit 99.5 and incorporated herein by reference.

Director Compensation

The compensation of Terra’s directors is described in the Proxy Statement/Prospectus in the section titled “Executive Compensation of PubCo Directors and Officers” beginning on page 180 and that information is incorporated herein by reference.

Executive Compensation

The compensation of Terra’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Executive Compensation of PubCo Directors and Officers” beginning on page 180 and that information is incorporated herein by reference.

The compensation outlined in the Proxy Statement/Prospectus will be paid to the executive officers in Euros, in lieu of U.S. Dollars. Each of the executive officers identified in the Proxy Statement/Prospectus are finalizing their Directorship Agreements with Terra. Once executed, Terra will file a Current Report on Form 8-K disclosing the terms and filing each Directorship Agreement.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of Terra are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” beginning on page 243 and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information About Terra Innovatum– Legal Proceedings” beginning on page 164, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Terra’s ordinary shares commenced trading on the Nasdaq under the symbols “NKLR” on October 10, 2025. Terra has not paid any cash dividends on its shares of common stock to date. It is the present intention of the Board to retain all earnings, if any, for use in Terra’s business operations and, accordingly, Terra’s board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon Terra’s revenues and earnings, if any, capital requirements and general financial condition, as well as contractual restrictions. The payment of any cash dividends is within the discretion of the Board. Further, the ability of Terra to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time.

Information respecting GSR III’s Class A ordinary shares, rights and units and related stockholder matters are described in the Proxy Statement/Prospectus in the section titled “Price Range of Securities and Dividends” on page 59 and such information is incorporated herein by reference.

Description of Registrant’s Securities

The description of Terra’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of the PubCo Securities” beginning on page 209 and is incorporated herein by reference.

Indemnification of Directors and Officers

The description of the indemnification provided to the directors and officers of Terra is contained in the Proxy Statement/Prospectus in the section titled “Indemnification of PubCo directors and officers” beginning on page 215 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

At the Closing, Terra consummated the PIPE Investment. The disclosure under Item 2.01 of this Report relating to the PIPE Investment is incorporated into this Item 3.02 by reference.

Terra issued the foregoing securities under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), as a transaction not requiring registration under Section 5 of the Securities Act. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with Terra’s transfer agent). The parties also had adequate access, through business or other relationships, to information about Terra.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the Closing, New TopCo, Terra Innovatum Global S.R.L., converted into a Dutch public limited liability company (naamloze vennootschap). In connection with the Conversion, the Amended and Restated Memorandum and Articles of Association of PubCo (the “PubCo Articles of Association “) came in effect, pursuant to which the name of New TopCo changed into “Terra Innovatum Global N.V.” The terms of the PubCo Articles of Association are described in greater detail in the section titled “Description of PubCo Securities” beginning on page 209 and “Comparison of Shareholder Rights” beginning on page 221 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

A copy of the PubCo Articles of Association is attached as Exhibit 3.1, to this Report and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the Closing, each of the officers and directors of GSR III tendered their resignations.

The information set forth in the sections titled “Directors and Executive Officers”, “Executive Compensation of PubCo Directors and Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Report is incorporated herein by reference.

Terra Equity Incentive Plan

At the Special Meeting, the GSR III shareholders approved the Terra Innovatum Equity Incentive Plan (the “Incentive Plan”). The Incentive Plan was previously approved, subject to stockholder approval, by GSR III’s board of directors . The Incentive Plan became effective immediately upon the Closing. A total of 7,030,094 Ordinary Shares were reserved under the Incentive Plan.

A summary of the terms of the Incentive Plan is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 3 – The Incentive Plan Proposal” beginning on page 251of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the Incentive Plan, a copy of which is attached hereto as Exhibit 10.6 and incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on October 9, 2025, Terra’s board of directors approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of Terra. The above description of the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Business Conduct and Ethics, a copy of which is filed as Exhibit 14 hereto and incorporated herein by reference. A copy of the Code of Business Conduct and Ethics can also be found at https://investors.terrainnovatum.com/corporate-governance/documents-charters under the link “Code of Conduct and Ethics.”

Item 7.01 Regulation FD Disclosure.

On October 9, 2025, Terra and GSR III issued a press release announcing that the Business Combination had closed on October 9, 2025. A copy of the press release is filed herewith as Exhibit 99.2.

The information in this Item 7.01, including Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Report will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of GSR III as of December 31, 2024 and 2023 and for the year ended December 31, 2024 and for the period from May 10, 2023 (inception) through December 31, 2023 are included in the Proxy Statement/Prospectus beginning on page F-19, which are incorporated herein by reference.

The audited financial statements of Terra Opco as of December 31, 2024 and 2023 and for the years ended December 31, 2024 and 2023 are included in the Proxy Statement/Prospectus beginning on page F-37, which are incorporated herein by reference.

The audited financial statements of New TopCo as of April 29, 2025 and for the period beginning April 29, 2025 (inception) and ended April 29, 2025, are included in the Proxy Statement/Prospectus beginning on page F-68, which are incorporated herein by reference.

The unaudited financial statements of GSR III as of June 30, 2025 and for the periods ended June 30, 2025 and 2024 are included in the Proxy Statement/Prospectus beginning on page F-2, which are incorporated herein by reference.

The unaudited consolidated financial statements of New TopCo as of June 30, 2025 and for the periods ended June 30, 2025 and 2024 are included in the Proxy Statement/Prospectus beginning on page F-51, which are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of New TopCo, Terra OpCo and GSR III as of and for the six months ended June 30, 2025 and for the year ended December 31, 2024 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1†	Business Combination Agreement, dated as of April 21, 2025, by and among GSR III Acquisition Corp. and Terra Innovatum, s.r.l. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on April 25, 2025).
2.2	Plan of Merger, dated as of October 9, 2025, by and among GSR III Acquisition Corp., GSR III Cayman Merger Sub and Terra Innovatum Global, N.V. (incorporated by reference to Annex B to the Registration Statement on Form S-4 (File No. 333-287271) filed on September 11, 2025
3.1*	English Translation of Certified Articles of Association of Terra Innovatum Global, N.V.
3.2*	Board Regulations of Terra Innovatum Global, N.V.
4.1	Form of Terra Innovatum Global, N.V. Half Warrant (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on September 29, 2025).
4.2	Form of Terra Innovatum Global, N.V.. Quarter Warrant (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed on September 29, 2025).
4.3*	Form of Bridge Warrants
10.1*	Form of Amended and Restated Registration Rights Agreement, dated October 9, 2025 by and among Terra Innovatum Global, N.V. and the holders party thereto
10.2	Sponsor Support Agreement, dated as of April 21, 2025, by and among GSR III Acquisition Corp., Terra Innovatum s.r.l, and GSR III Sponsor LLC. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on April 25, 2025).
10.3*	First Amendment to the Sponsor Support Agreement, dated October 9, 2025, by and among GSR III Acquisition Corp., Terra Innovatum s.r.l, and GSR III Sponsor LLC.
10.4	Form of Securities Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on September 29, 2025).
10.5*	Assignment and Assumption Agreement, dated October 9, 2025
10.6#	Terra Innovatum Global, N.V. 2025 Equity Incentive Plan (incorporated by reference to Annex G to the Registration Statement on Form S-4 (File No. 333-287271) filed on September 11, 2025).
14*	Code of Conduct and Ethics
21.1*	List of Subsidiaries.
99.1*	The unaudited pro forma condensed combined financial information of Terra and GSR III as of and for the six months ended June 30, 2025 and for the year ended December 31, 2024
99.2**	Joint Press Release, dated October 9, 2025.
99.3*	Audit Committee Charter
99.4*	Compensation Committee Charter
99.5*	Nominating and Corporate Governance Committee Charter
99.6*	Compensation Recovery Policy
99.7*	Insider Trading Policy
104*	Cover Page Interactive Data File (formatted as Inline XBRL)

†	The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.
*	Filed herewith.
**	Furnished herewith.
#	Indicates management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA INNOVATUM GLOBAL, N.V.

Date: October 16, 2025	By:	/s/ Alessandro Petruzzi
	Name:	Alessandro Petruzzi
	Title:	Chief Executive Officer